SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act Of 1934

        Date of Report (Date of earliest event reported): August 12, 2003

                                  ANAREN, INC.
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             (Exact name of registrant as specified in its charter)

           New York                       000-6620               16-0928561
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

6635 Kirkville Road, East Syracuse, New York                        13057
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  (Address of Principal Executive Offices)                        (Zip code)

                                 (315) 432-8909
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            99.1  Press Release of Anaren, Inc. dated August 12, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On August 12, 2003, Anaren, Inc. issued an earnings release announcing its financial results for the fourth quarter and fiscal year ended June 30, 2003. A copy of the earnings release is attached as Exhibit 99.1.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2003                                ANAREN, INC.

                                                     By: /s/ Lawrence A. Sala
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                                                         Lawrence A. Sala
                                                         President and
                                                         Chief Executive Officer